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                                                                    EXHIBIT 99.2

FOR RELEASE MONDAY, OCT. 2
BILL SUMMERS (media)                SANDY PARKER (analysts/investors)
908.665.5377                        908.665.5098
summersw@dnb.com                    parkerr@dnb.com


               DUN & BRADSTREET BEGINS NEW ERA FOCUSED ON BECOMING
             A GROWTH COMPANY WITH AN IMPORTANT PRESENCE ON THE WEB
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      EXPECTS ANNUAL EARNINGS AND OPERATING INCOME GROWTH OF 10 PERCENT AND
                REVENUE GROWTH OF 3 PERCENT FOR NEXT THREE YEARS
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            UNVEILS BLUEPRINT FOR GROWTH TO UNLOCK SHAREHOLDER VALUE;
             WILL TAKE A FOURTH-QUARTER CHARGE OF UP TO $100 MILLION

Murray Hill, N.J., Oct. 2, 2000 -- The Dun & Bradstreet Corporation (NYSE: DNB) announced today a new business strategy designed to transform D&B into a growth company with an important presence on the Web, while also delivering consistent financial results during the transformation. The company expects annual earnings per share and operating income growth of 10 percent and revenue growth of approximately 3 percent (before the effect of foreign exchange) during the next three calendar years.

         D&B will reallocate a portion of its current spending to create the financial flexibility needed to implement its new strategy and deliver these results. The company has identified $100 million which will be reallocated to enhance its current business, fund its Web strategy and ensure continued annual earnings per share growth of 10 percent. The $100 million will be achieved through globalizing administrative functions, streamlining data collection and fulfillment, rationalizing sales and marketing functions and consolidating and simplifying technology functions.

         "Dun & Bradstreet is focused on implementing its new strategy and maximizing value for shareholders," said Chairman and Chief Executive Officer Allan Z. Loren, who today begins a weeklong road show to present the new strategy to the investment community. Dun & Bradstreet separated from the Moody's Corporation on Saturday, September 30, 2000.



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         D&B's new strategy is designed to increase shareholder value while investing to produce higher rates of growth over the long term.

         CREATING AND IMPLEMENTING A BLUEPRINT FOR GROWTH

         Under Loren's direction, Dun & Bradstreet has created a Blueprint for Growth that will guide its transformation. The five components of the plan are to leverage the D&B brand; create financial flexibility; enhance the current business; become an important player in business-to-business e-commerce; and build a winning culture.

         LEVERAGING THE BRAND

         D&B possesses a powerful brand built over its 159-year history as the leader in business-to-business information services. The company manages the world's most valuable commercial database with information on more than 60 million companies gathered in 209 countries. More than 150,000 customers worldwide use the database to link information about suppliers, customers and trading partners, providing a more complete picture of the risk and opportunity in their business relationships.

         "D&B has a powerhouse brand that cannot be replicated," Loren said. "Up to now that brand has been underleveraged - we will change that. The D&B brand is powerful in the physical world, and it will be even more important on the Web. No other company is better able to provide business decisions over the Web than D&B."

         CREATING FINANCIAL FLEXIBILITY

         As part of the blueprint for growth, the company has announced plans to reallocate $100 million in current spending to invest in growth initiatives as well as to support earnings growth.

         "We've identified many ways to create the financial flexibility needed to invest in our future and deliver consistent financial results," Loren observed. "This transformation will enable us to maximize productivity and efficiency and to be focused, decisive and responsive to customer needs."


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     The financial flexibility program has these key components:

-    Administrative functions will be globalized to gain efficiencies.

- Data collection and fulfillment activities will be streamlined to enhance data coverage and quality. Call centers will be consolidated and collection and fulfillment processes will be automated on the Web.

- Sales and marketing functions will be rationalized. Overlapping marketing functions will be eliminated and the product set will be rationalized.

- The technology function will be simplified and consolidated to maximize effectiveness. Data centers will be consolidated, overlapping functions will be eliminated, and an offshore development program will be continued.

     The company will take a one-time charge of up to $100 million pre-tax in the fourth quarter of 2000. The charge will be used principally to cover severance costs.

         ENHANCING THE CURRENT BUSINESS

         D&B plans to use the financial flexibility to enhance areas of its current business, primarily the small business marketplace and global accounts.

         "We expect to significantly deepen our penetration in both of these important segments and we will redirect our spending to capture these opportunities," Loren remarked. "By 2003, we expect to increase revenue by $50 million in the small business market and by $25 million from deeper penetration of global accounts."

         BECOMING A SIGNIFICANT PLAYER IN B2B E-COMMERCE

         Dun & Bradstreet will also make selective investments to build on its position as a leader in business-to-business marketplace development. The company will continue to partner with leading service providers and technology companies to speed penetration of this market and build the capacity to operate at scale.

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         "We can bring to the Web a level of trust, confidence and global scope that no competitor can match, which is why so many exchanges and technology players want to partner with us," Loren commented. "I believe we're farther along in this space than anyone. We will continue to make selective investments that will enable us to capture the opportunities that are just now evolving on the Web."

ABOUT THE DUN & BRADSTREET CORPORATION

The Dun & Bradstreet Corporation (NYSE:DNB) is the most trusted source for the information companies need to make their business a success. D&B is the world's leading provider of business-to-business credit, marketing, and purchasing information and receivables management services. Companies of all sizes use D&B data to evaluate business opportunities with confidence and execute transactions at the speed of e-business. Dun & Bradstreet, based in Murray Hill, N.J., operates in 37 countries. Additional information about Dun & Bradstreet is available at www.dnb.com.

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Certain statements in this press release are forward-looking. These may be identified by the use of forward-looking words or phrases, such as "expect," "will" and "plans," among others. All such forward-looking statements are based on the company's reasonable expectations at the time they are made. The Private Securities Litigation Reform Act of 1995 provides a "safe harbor" for such forward-looking statements. In order to comply with the terms of the safe harbor, the company notes that a variety of factors could cause New D&B's actual results and experience to differ materially from the anticipated results or other expectations expressed in such forward-looking statements. The risks and uncertainties that may affect the operations, performance, development and results of New D&B's businesses include: (1) complexity and uncertainty regarding the development of new high-technology products; (2) possible loss of market share through competition; (3) introduction of competing products or technologies by other companies; (4) pricing pressures from competitors and/or customers; (5) changes in the business information and risk management industries and markets, including those driven by the Internet; (6) New D&B's ability to protect proprietary information and technology or to obtain necessary licenses on commercially reasonable terms; (7) New D&B's ability to complete the implementation of its Euro plans on a timely basis and the competitive implications that the conversion to the Euro may have on New D&B's pricing and marketing strategies; (8) New D&B's ability to attract and retain key employees;
(9) fluctuations in foreign currency exchange rates; (10) the outcome of any reviews by applicable tax authorities of company-related global tax planning initiatives; (11) New D&B's ability to successfully implement its Blueprint for Growth (its announced plan for the future development of its businesses) and to achieve its goals with respect to improvements in operating results; and (12) the absence of any adverse impact on the conduct of New D&B's business arising from its recently-completed separation from Moody's Corporation. The company undertakes no obligations to publicly release any revision to any forward-looking statement to reflect any future events or circumstances.